Exhibit 99.1

FOR IMMEDIATE RELEASE

October 29, 2024

180 Life Sciences Corp. Appoints Mr. Jay Goodman to Board of Directors

PALO ALTO, Calif., October 29, 2024—180 Life Sciences Corp. (“180” or the “Company”) (NASDAQ: ATNF) today announced the appointment of Mr. Jay Goodman to its Board of Directors, effective immediately. Mr. Goodman brings over a decade of expertise in the software-as-a-service (SaaS) and iGaming industries, along with more than seven years of experience in executive leadership roles. Mr. Goodman’s distinguished career includes contributions to several high-growth companies, successful IPOs, and extensive work in the Asia Pacific and Japan markets.

Currently, Mr. Goodman serves as Sales Director for Asia Pacific and Japan at Docker, Inc., a position he has held since January 2024. Docker, Inc. is a leading provider of containerization technology that enables developers to build, share, and run applications across any environment seamlessly. His prior experience includes various sales leadership roles with Confluent from early 2019 through the end of 2023, and as Managing Director for Skywind Games’ Asia Pacific operations from 2016 to 2022. Mr. Goodman also has held positions with Dropbox, Hootsuite, and OFX, where he has established a strong track record in strategic sales, market expansion, and operational leadership.

Mr. Goodman was appointed as an independent member of the Board of Directors and as a member of the Company’s Audit Committee, as well as positions on other committees.

“We are thrilled to welcome Mr. Goodman to our Board,” said Blair Jordan, Interim CEO of 180. “His depth of experience in SaaS, coupled with his extensive background in iGaming and leadership, will be instrumental to our company’s evolving strategy. As we expand into the online gaming market, his proven track record in guiding companies through rapid growth and market transitions will be invaluable.”

With the addition of Mr. Goodman to its Board, 180 continues to position itself for growth and innovation in the dynamic online gaming industry.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is an innovative biotechnology company that is focused on advancing breakthrough treatments. With recent moves into the online gaming sector, the Company is leveraging its expertise and new strategic appointments to capitalize on the expanding opportunities in this market.

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market, including that the Company is not currently in compliance with Nasdaq’s continued listing standards due to its current failure to maintain a three person audit committee and/or a majority of independent directors; the Company’s ability to raise funding to support its operations and commercialize its newly acquired Gaming Technology Platform; the Company’s ability to commercialize its Gaming Technology Platform; the lack of experience of current management with operating a gaming company; the ability of the Company to build out or acquire a front end for the Gaming Technology Platform, and the costs and timing associated therewith; the ability of the Company to generate revenue from the Gaming Technology Platform, including timing and cost thereof; our need for significant additional funding, the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; competition in the iGaming industry; risks relating to fraud, theft or cheating; our ability to obtain and maintain licenses, and the terms thereof; our required reliance on third party cloud service providers and providers of third-party communications infrastructure, hardware and software; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; our ability to commercialize our drug candidates, if proven successful for treatment in trials; risks regarding whether the administrative processes required for the issuance of patents will be completed in a timely manner or at all; risks regarding the outcome of pharmaceutical studies, the timing and costs thereof, and the ability to obtain sufficient participants; the timing of, outcome of, and results of, clinical trials statements regarding the timing of marketing authorization application (MAA) submissions to the UK Medicines and Healthcare products Regulatory Agency (MHRA) and New Drug Application submissions (NDA) to the U.S. Food and Drug Administration (FDA), our ability to obtain approval and acceptance thereof, the willingness of the MHRA to review such MAA and the FDA to review such NDA, and our ability to address outstanding comments and questions from the MHRA and FDA; statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the uncertainties associated with the clinical development and regulatory approval of 180’s drug candidates, including potential delays in the enrollment and completion of clinical trials, the costs thereof, closures of such trials prior to enrolling sufficient participants in connection therewith, issues raised by the FDA, the MHRA and the European Medicines Agency (EMA); the ability of the Company to persuade regulators that chosen endpoints do not require further validation; timing and costs to complete required studies and trials, and timing to obtain governmental approvals; 180’s reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies; the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements; estimates of patient populations for 180’s planned products; 180’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, increases in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; statements relating to expectations regarding future agreements relating to the supply of materials and license and commercialization of products; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market products and the timing and costs of these programs; estimates of the size of the markets for the Company’s planned products; the outcome of current litigation involving the Company; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company or lawsuits alleging that we have violated the intellectual property of others; global economic conditions; geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Blair Jordan

Interim Chief Executive Officer

Email address: bjordan@180lifesciences.com